                                                                 EXHIBIT 10.18


                                    AGREEMENT

This AGREEMENT (the " Agreement"), dated as of April 17, 2001 between Industrialex Manufacturing Corp., a Colorado corporation ("Industrialex") and Joseph P. Triolo, Sr.; Joseph P. Triolo, Jr.; Gary M. Triolo and John A. Triolo (the "Holders"), being Holders of a Secured Promissory Notes between the parties dated May 1, 2000 in the aggregate amount of $700,000.

RECITAL

Industrialex and Holders desire to retire the Secured Promissory Note in the amount of $700,000 between the parties to conclude the Stock Purchase Agreement between the parties dated May 1, 2000.

NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

The Secured Promissory Notes between the parties, dated May 1, 2000, in the aggregate amount of $700,000 will be retired as follows:

      (e) The aggregate sum of $200,000 will be paid in cash or immediately available funds at the time of the execution of this agreement as specified in Exhibit A.

      (f) The sum of $265,000 will be paid by delivery of an aggregate of 353,333 shares of Industrialex common stock as specified in Exhibit B, subject to all necessary regulatory approval.

      (g) The sum of $235,000 will be paid by delivery of promissory notes as specified in Exhibit C, in substantially the form of Exhibits D, E, F and G hereto, in the aggregate principal amount of $235,000. Such notes shall bear interest at the rate of eight percent (8.0%) per annum and be due in twenty-four (24) monthly payments of principal and interest beginning on May 17, 2001.

      (h) Holders will deliver to Industrialex, at the time of the execution of this agreement, all of the outstanding shares of Decorative and Coating Systems, Inc. common stock and will release their security interest in such shares and all of the tangible and intangible property and assets of Decorative and Coating Systems, Inc.

IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

"INDUSTRIALEX"                                                "HOLDERS"

INDUSTRIALEX MANUFACTURING
 CORP.

/s/ Ahmad Akrami                                /s/ Joseph P. Triolo, Sr.
---------------------------------               -------------------------------
Ahmad Akrami, Chairman and Chief                Joseph P. Triolo, Sr.
     Executive Officer

                                                /s/ Joseph P. Triolo, Jr.
                                                -------------------------------
                                                Joseph P. Triolo, Jr.


                                                /s/ Gary M. Triolo
                                                -------------------------------
                                                Gary M. Triolo


                                                /s/ John A. Triolo
                                                -------------------------------
                                                John A. Triolo

                                                                     EXHIBIT A




                     Industrialex Manufacturing Corporation


Schedule of cash payable under Paragraph (a) of the AGREEMENT, dated as of April 17, 2001 between Industrialex Manufacturing Corp., a Colorado corporation and Joseph P. Triolo, Sr.; Joseph P. Triolo, Jr.; Gary M. Triolo and John A. Triolo.

                Joseph P. Triolo, Sr.                         $142,778.00
                Joseph P. Triolo, Jr.                         $  17,881.00
                Gary M. Triolo                                $  21,460.00
                John A. Triolo                                $  17,881.00
                                                              ------------
                                                              $ 200,000.00

                                                                     EXHIBIT B




                     Industrialex Manufacturing Corporation


Schedule of stock payable under Paragraph (b) of the AGREEMENT, dated as of April 17, 2001 between Industrialex Manufacturing Corp., a Colorado corporation and Joseph P. Triolo, Sr.; Joseph P. Triolo, Jr.; Gary M. Triolo and John A. Triolo.

                Joseph P. Triolo, Sr.                  252,238  shares
                Joseph P. Triolo, Jr.                   31,592  shares
                Gary M. Triolo                          37,911  shares
                John A. Triolo                          31,592  shares
                                                      --------
                                                       353,333  shares
                                                       =======

                                                                    EXHIBIT C




                     Industrialex Manufacturing Corporation


Schedule of notes payable under Paragraph (c) of the AGREEMENT, dated as of April 17, 2001 between Industrialex Manufacturing Corp., a Colorado corporation and Joseph P. Triolo, Sr.; Joseph P. Triolo, Jr.; Gary M. Triolo and John A. Triolo.

                Joseph P. Triolo, Sr.                         $167,763.00
                Joseph P. Triolo, Jr.                         $  21,012.00
                Gary M. Triolo                                $  25,213.00
                John A. Triolo                                $  21,012.00
                                                              ------------
                                                              $ 235,000.00